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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                    Date of report:              May 2, 2003

                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            TEXAS                        1-9645                  74-1787539
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

200 East Basse Road, San Antonio, Texas                               78209
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code                (210) 822-2828

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ITEM 5. OTHER EVENTS.

         Attached are the Underwriting Agreement and the Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the offer and sale by Clear Channel Communications, Inc. ("the Company"), of $500,000,000 in aggregate principal amount of the Company's 4.25% Senior Notes due 2009 under the Company's Shelf Registration Statement on Form S-3, as amended, registration number 333-76942.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

                 99.1     Underwriting Agreement dated April 24, 2003.

                 99.2     Opinion of Akin Gump Strauss Hauer & Feld LLP.

                 99.3 Thirteenth Supplemental Indenture dated as of May 1, 2003, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CLEAR CHANNEL COMMUNICATIONS, INC.

Date: May 2, 2003              By: /s/ HERBERT W. HILL JR.
                                   ------------------------------------
                                          Herbert W. Hill, Jr.
                                          Sr. Vice President/Chief Accounting
                                          Officer

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                                INDEX TO EXHIBITS

99.1     Underwriting Agreement dated April 24, 2003.

99.2     Opinion of Akin Gump Strauss Hauer & Feld LLP.

99.3 Thirteenth Supplemental Indenture dated as of May 1, 2003, to Senior Indenture dated October 1, 1997, by and between Clear Channel Communications, Inc. and The Bank of New York, as Trustee.